CVD EQUIPMENT CORPORATION
1989 “KEY KMPLOYEE” STOCK OPTION PLAN

1.	PURPOSE OF PLAN. The purpose of this 1989 “Key Employee” Stock Option Plan (hereinafter called the “Plan”) is to further the success of CVD Equipment Corporation (hereinafter called the “Company”), and its subsidiaries or affiliates by making available Common Stock of the Company for purchase by “key employees” including officers, directors and/or other key personnel of the Company and its subsidiaries and affiliates and thus to provide an additional incentive to such employees to continue in the employ of the Company or its subsidiaries or affiliates and to give them a greater interest as stockholders in the success of the Company.
2.	STOCK SUBJECT TO PLAN. Subject to the provisions of paragraph 10 hereof, there shall be reserved for issuance or transfer upon the exercise of options to be granted from time to time under the Plan an aggregate of 700,000 shares of Common Stock, $.0l par value (hereinafter called “Common Stock”), which shares may be in whole or in part, as the Board of Directors of the Company shall from time to time determine, authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full, including shares subject to options which are surrendered in whole or in part pursuant to rights granted under paragraph 7 hereof (except to the extent that shares of Common Stock are paid to the holder of the option upon such surrender), the unpurchased shares subject thereto shall again be available for the purposes of the Plan.
3.	ADMINISTRATION. The Plan shall be administered by the Board of Directors of the Company or by a Committee appointed by the Board (hereinafter called the “Committee”). If the Plan is administered by the Committee, it shall report all action taken by it to the Board. Options to members of the Committee may be granted only by a majority of the disinterested members of the Board.

The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan, the employees to whom, at the time or times which, options shall be granted, and the number of shares to be subject to each option; to determine when an option can be exercised and whether in whole or in installments; to determine whether surrender rights under paragraph 7 hereof shall be granted to an employee; to interpret the Plan; to prescribe, amend, and rescind rules and regulations relating to it; to determine the terms and provisions (and amendments thereof) of the respective option agreements (which need not be identical), including such terms and provisions (and amendments) as shall be required in the judgment of the Committee to conform to any change in any law or regulation applicable thereto; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Committee’s determination on the foregoing matters shall be conclusive.

The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all the members shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and sha1l make such rules and regulations for the conduct of its business as it shall deem advisable.

4.	ELIGIBILITY. Options may be granted only to-key employees, officers and/or directors of (a) the Company, (b) subsidiary corporations (“subsidiaries”), of the Company from time to time and/or (C) any business entity (“affiliate”) in which the Company shall have a substantial interest. In determining the individuals to whom options shall be granted and the number of shares to be covered by each option, the Committee may take into account the nature of the services rendered by the respective individuals, their present and potential contributions to the Company’s success and such other factors as the Committee in its discretion shall deem relevant. Options may be granted to individuals who hold or have held options under previous plans. An individual who has been granted an option under the Plan may be granted an additional option or options under the Plan if the Committee shall so determine.
5.	OPTION PRICES. The purchase price of the Common Stock under each option shall be the average bid price per share~, calculated on a monthly basis, that the Common Stock (as reported by NASDAQ) traded during the calendar year immediately preceding the year in which the option is granted. The purchase price may be less than the fair market value of the Common Stock at the time of granting, but may not be less than the par value thereof.
6.	EXERCISE OF OPTIONS. Unless otherwise provided in the option agreement, an option granted under the Plan shall become exercisable in installments as follows: to the extent of 25% of the number of shares originally covered thereby, at any time after the commencement of the second year of the term of the option, and, to the extent of an additional 25% of such number of shares, at any time after the commencement of each of the third, fourth, and fifth years of the term of the option; and such installments shall be cumulative. The Committee shall have authority in its discretion to prescribe in any option agreement that the option may be exercised in different installments during the term of the option. An option may be exercised at any time or from time to time during the term of the option as to any or all full shares which have become purchasable under the provisions of the option, but not at any time as to less than 100 shares unless the remaining shares which have become purchasable are less than 100 shares. The purchase price of the shares shall be paid in full upon the exercise of the option, and the Company shall not be required to deliver certificates for such shares until such payment has been made. The term of each option shall be for such period as the Committee shall determine, but not more than ten years from the date of granting thereof, or such shorter period as is prescribed in paragraph 9 hereof. Except as provided in paragraph 9, an option may not be exercised at any time unless the holder thereof is then an employee of the Company or one of its subsidiaries or an affiliate. The holder of an option shall not have any of the rights of a stockholder with respect to the shares subject to option until such shares shall be issued or transferred to him upon the exercise of his option.
7.	SURRENDER RIGHTS. The Committee may include in an option granted under the Plan at any time prior to the exercise thereof the right to surrender all or a portion of the option to the extent that the same is then exercisable and received in exchange therefor an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option or portion thereof surrendered and the option price payable upon the exercise of the option or portion thereof surrendered. Such fair market value shall be determined by the Committee and shall not be more than the mean of the high and low prices of the Common Stock as reported on the composite tape and published in the “Wall Street Journal” with respect to trading on the day on which the surrender occurs, or on the immediately preceding trading day if such surrender should occur on a day during which there shall not be reported trading.
8.	NONTRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and an option may be exercised, during the lifetime of the holder thereof, only by him.
9.	TERMINATION OF EMPLOYMENT OR SERVICE:
9.1	If the Optionee’s employment or service shall terminate by reason of dismissal for cause or resignation without prior consent of the Company, the option granted hereby shall terminate and expire on the day the Optionee’s employment or service terminates.
9.2	If the Optionee’s employment or service shall terminate other than by reason of death, dismissal for cause or resignation without the Company’s prior consent, the Optionee may thereafter exercise the option only on the following terms and conditions: (a) such exercise may be made only to the extent that the Optionee was entitled to exercise such option on the date his employment or service terminates; and (b) such exercise must be made by the earlier of the expiration date of such option (determined pursuant to Section 6) or the 90th day after his employment or service terminates.
9.3	If the Optionee dies while in the employ or service of the Company or a subsidiary, or during the 90-day period after his employment or service terminates for any reason other than dismissal for cause or resignation from employment without the Company’s prior consent, the option granted hereby shall be exercisable, but only within one year after the date of the Optionee’s death, to the extent that the

Optionee was entitled to exercise such option on the date of death. Any such exercise following the Optionee’s death may be made only by such Optionee’s personal representative, unless the Optionee’s will specifically disposes of such option, in which case such exercise shall be made only by the recipient of such specific disposition. If the Optionee’s personal representative or the recipient of a specific disposition under the Optionee’s will shall be entitled to exercise any option pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and this Agreement which would have applied to the Optionee’ s exercise of the option granted hereby (if he had lived) including, without limitation, the provisions of Sections 11, 14 and 15.
9.4	The Optionee shall be deemed to have terminated employment or service when the Optionee ceases to be employed by or serve as a director of the Company and all of its subsidiaries. The Committee may in its discretion determine (a) whether any leave of absence constitutes a termination of employment or service within the meaning of this Agreement, and (b) the impact, if any, of any such leave of absence on the option granted under this Agreement.
10.	ADJUSTMENT UPON CHANGES IN CAPITALIZATION:Notwithstanding any other provisions of the Plan, each option agreement may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to such option and the option price in the event of changes in the outstanding Common Stock by reason of any stock dividend, split up, recapitalization, combination or exchange of shares, merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive.
11.	REORGANIZATION.
11.1	In the event that the Company is merged or consolidated with another corporation and (i) the Company is not the surviving corporation or (ii) the Company shall be the surviving corporation and there shall be any change in the shares of Common Stock by reason of such merger or consolidation, or in the event that all or substantially all of the assets of the Company are acquired by another corporation, or in the event of the reorganization or liquidation of the Company (each such event being hereinafter referred to as a “Reorganization Event”) or in the event that the Board of Directors of the Company shall propose that the Company enter into a Reorganization Event, then the Committee may in its discretion (1) by written notice to the Optionee, provide that the option granted hereby will be terminated unless exercised within 30 days (or such longer period as the Committee shall determine in its sole discretion) after the date of such notice, and/or (ii) advance any one or more of the dates upon which such option shall become exercisable in whole or in part. Wherever deemed appropriate by the Committee, any such action may be made conditional upon the consummation of the applicable Reorganization Event.
11.2	Notwithstanding the provisions of paragraph 11.1, if any “corporate transaction” as defined in Section 1.425-1 of the Treasury Regulations promulgated under the Internal Revenue Code of 1954 occurs after the date hereof and in connection therewith the Company and another corporation enter into an agreement providing for the issuance of substitute stock options in exchange for the Option or for the assumption of such Option, in either case giving the employee the right to purchase the largest whole number of shares of stock of the Company or of any other corporation at the lowest option price permitted by said Section 1.425-1, the Option shall, from and after the effective date of such corporate transaction, be deemed to provide for the purchase of such number of shares of stock of such option price as shall be agreed upon by the Company and such other corporation, and the term “Company” herein shall mean the issuer of the stock then covered by the Option and the term “Common Stock” shall mean such stock.
12.	AGREEMENT TO SERVE. Except for options granted in 1986, each employee receiving an option shall, as one of the terms of the option agreement, agree that he will remain in the employ of the Company-or one of its subsidiaries or affiliates for a period of at least one year from the date the option is granted to him or for a period expiring one year after the expiration of the longest period of service called for by any other contract theretofore entered into by him with the Company or a subsidiary or affiliate, whichever is longer (or until his earlier compulsory retirement date as prescribed from time to time by the

Company), and that he will, during such employment, devote his entire time, energy, and skill to the service of the Company or such subsidiary or affiliate and the promotion of its interest, subject to vacations, sick leave, and other absences in accordance with the policies of the Company and its subsidiaries or affiliates. Such employment shall (subject to the terms of any contract between the Company or any such subsidiary or affiliate and such employee) be at the pleasure of the Company or of such subsidiary or affiliate and at such compensation as the Company or such subsidiary or affiliate shall determine from time to time.
13.	LOANS TO ASSIST IN EXERCISE OF OPTIONS. If approved by the Board of Directors, the Company may lend money or guarantee loans by third parties to any individual to finance the exercise of any option granted under the Plan and to carry Common Stock thereby acquired.
14.	AMENDMENT AND TERMINATION. Unless the Plan shall theretofore have been terminated as hereinafter provided, it shall terminate on, and no option shall be granted thereunder after, June 30, 1999. The Plan may be terminated, modified, or amended by the Board of Directors of the Company. No termination, modification, or amendment of the Plan may, without the consent of the employee to whom any option shall theretofore have been granted, adversely affect the rights of such employee under such option.
15.	EFFECTIVENESS OF PLAN. The Plan shall become effective upon such date as (a) it shall have been approved by the Board of Directors. The Committee may in its discretion authorize the granting of options the exercise of which shall be expressly subject to the provisions that (a) the shares of Common Stock reserved for issuance upon the exercise of options granted under the Plan shall have been duly listed, subject to official notice of issuance, upon NASDAQ and (b) a registration statement under the Securities Act of 1933 with respect to such shares shall have become effective.
16.	TIME OF GRANTING OPTIONS. Nothing contained in the Plan or in any resolution adopted or to be adopted by the Committee, the Board of Directors, or the stockholders of the Company shall constitute the granting of any option hereunder. The granting of an option pursuant to the Plan shall take place only when a written option agreement shall have been duly executed and delivered by or on behalf of the Company and the individual (or his duly authorized attorney-in-fact) to whom such option is to be granted.

Adopted at Meeting of Board of Directors on ______1989	/s/ Leonard A. Rosenbaum LEONARD A. ROSENBAUM President